EX-99.906CERT

Green Century Funds

Exhibit 13(b) to Form N-CSR

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, Leslie Samuelrich, President and Principal Executive Officer of the Green Century Funds, certify that to my knowledge:

1.	The Form N-CSR of the registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Leslie Samuelrich
Leslie Samuelrich
President and Principal Executive Officer
April 05, 2023

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

I, Matthew Dunlap, Treasurer and Principal Financial Officer of the Green Century Funds, certify that to my knowledge:

1. The Form N-CSR of the registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Matthew Dunlap
Matthew Dunlap
Treasurer and Principal Financial Officer
April 05, 2023

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.